SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) - November 29, 1995
                                                        -----------------


                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



            Delaware                      0-14210                 95-2860434
    ----------------------------     -------------------    -------------------
    (State or other jurisdiction  (Commission File Number)  (IRS Employer
         of Incorporation)                                  Identification No.)


          1230 Rosecrans Avenue, Suite 1000
          Manhattan Beach, California                                  90266
          ---------------------------------                          ----------
          (Address of principal executive offices)                   (zip code)



          Registrant's telephone number, including area code  -  (310) 643-5106
                                                                 --------------

     ITEM 5.  OTHER EVENTS

               On November 29, 1995, Irsco Development Company, Inc., a

     California corporation ("Irsco") and wholly owned subsidiary of CompuMed,

     Inc. a Delaware corporation (the "Registrant"), received two Notices of

     Default and Election to Sell Under Deed of Trust, dated November 16, 1995

     (collectively, the "Notices of Default").  The Notices of Default involve claimed defaults by Irsco on (i) a Second Deed of Trust, dated December 16,

     1986, between Irsco and Max Guefen, as substituted trustee, to secure obligations in favor of IRSC Shareholders Liquidating Trust successor in interest to Interstate Restaurant Supply Company, Inc. in the amount of

     $139,684.01 (the "Second Deed of Trust") and (ii) a Third Deed of Trust,

     dated August 12, 1994, between Irsco and Max Guefen, as substituted trustee, to secure obligations in favor of Eric Guefen and Winston and

     Roslyn Millet Family Trust in the amount of $505,484.99 (the "Third Deed of

     Trust" and together with the Second Deed of Trust, the "Deeds of Trust").

     The Deeds of Trust are both secured by the real estate comprising a 6.3 acre industrial park owned by Irsco (the "Irsco Property").  The Notice of

     Default under the Second Deed of Trust claims that Irsco breached its obligations thereunder by failing to pay the principal sum of $136,878.12,

     which came due on August 13, 1995, with accrued interest from July 13,

     1995, plus related fees and costs of the trustee.  The Notice of Default under the Third Deed of Trust claims that the default under the Second Deed of Trust constitutes a default under the Third Deed of Trust, and consequently Irsco is in default in the principal amount of $470,000 plus accrued interest of 35,848.99 and related costs of the trustee.

               Irsco has not received notice of default under the Secured

     Promissory Note, dated December 31, 1986 (the "Note"), by Irsco in favor of the Principal Mutual Life Insurance Company.  The Note, which secures obligations in the outstanding amount of $2,971,488.52, gives the holder thereof a security interest in the Irsco Property, which ranks prior to the security interest created by the Deeds of Trust.  Defaults under the Deeds of Trust constitute a default under the Note.  Consequently, the holder of the Note has the option of accelerating amounts owed thereunder.

               Irsco and the holders of the Deeds of Trust have been involved in negotiations for the past several months regarding the Deeds of Trust and the Irsco Property.  Management of Irsco and the Registrant believe that the Notices of Default were sent to Irsco in an attempt by the holders of the Deeds of Trust to obtain additional bargaining power in such negotiations.

               Irsco and the Registrant have been evaluating their options in relation to the Irsco Property.  Based upon the results of this evaluation Irsco and the Registrant will determine whether to oppose the foreclosure.  The Registrant has until February 14, 1996 to respond to the Notices of Default.

               The successful conclusion of the OsteoGram(R) licensing

     arrangement with Merck & Co., Inc., effective September 27, 1995 and the

     August 1995 private placement of 1,200,000 shares of the Registrant's

     Common Stock, provide management of the Registrant with the resources required to focus its efforts on future business opportunities in the healthcare marketplace.  Management no longer feels that the Irsco Property fits in with the strategic priorities of the Registrant and is not an essential part of the Registrant's core business.  At the end of fiscal year 1995, the Registrant plans to take a write down on the Irsco Property of at least $1.5 million.

               The Notices of Default and the press release issued by the

     Registrant announcing the Notices of Default are included as Exhibits 99.1,

     99.2 and 99.3, respectively.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit
               Number                                                      Page
               -------                                                    ------

               99.1 Notice of Default and Election to Sell Under
                    Deed of Trust, dated November 16, 1995,
                    relating to the Second Deed of Trust.

               99.2 Notice of Default and Election to Sell Under
                    Deed of Trust, dated November 16, 1995,
                    relating to the Third Deed of Trust.

               99.3 Press release, dated December 7, 1995.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,

     the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





     Date: December 8, 1995              COMPUMED, INC.
                                         --------------
                                         (Registrant)



                              /s/ Rod N. Raynovich
                              -------------------------------------------------
                              Rod N. Raynovich
                              President and Chief Executive Officer

                                    EXHIBIT INDEX

               Exhibit                                                 Page
               -------                                                ------

               99.1 Notice of Default and Election to Sell Under
                    Deed of Trust, dated November 16, 1995,
                    relating to the Second Deed of Trust.

               99.2 Notice of Default and Election to Sell Under
                    Deed of Trust, dated November 16, 1995,
                    relating to the Third Deed of Trust.

               99.3 Press release, dated December 7, 1995.